Exhibit 99.2

3WARE, INC.

AMENDED AND RESTATED 1997 STOCK OPTION PLAN

(IN EFFECT AS OF DECEMBER 1999)

1.	PURPOSE.

(a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

(b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.	DEFINITIONS.

(a) “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e) “Company” means 3ware, Inc., a California corporation.

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(f) “Concurrent Stock Appreciation Right” or “Concurrent Right” means a right granted pursuant to subsection 8(b)(ii) of the Plan.

(g) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(h) “Continuous Status as an Employee, Director or Consultant” means the employment or relationship as a Director or Consultant is not interrupted or terminated by the Company or any Affiliate. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

(i) “Director” means a member of the Board.

(j) “Disinterested Person” means a Director: (i) who was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i); or (ii) who is otherwise considered to be a “disinterested person” in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

(k) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means the value of the common stock as determined in good faith by the Board in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

(n) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “Independent Stock Appreciation Right” or “Independent Right” means a right granted under subsection 8(b)(iii) of the Plan.

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(p) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(q) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r) “Option” means a stock option granted pursuant to the Plan.

(s) “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(t) “Optioned Stock” means the common stock of the Company subject to an Option.

(u) “Optionee” means an Employee, Director or Consultant who holds an outstanding Option.

(v) “Plan” means this Amended and Restated 1997 Stock Option Plan.

(w) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(x) “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

(y) “Stock Award” means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

(aa) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(bb) “Tandem Stock Appreciation Right” or “Tandem Right” means a right granted under subsection 8(b)(i) of the Plan.

3.	ADMINISTRATION.

(a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a

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Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which Stock Awards shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan as provided in Section 14.

(c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the “Committee”), all of the members of such Committee shall be Disinterested Persons, if required under subsection 3(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.

(d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (1) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (2) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.	SHARES SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Stock Awards shall not exceed Eight Million Four Hundred Thirty Six Thousand One Hundred Eighty Two (8,436,182) shares of the Company’s common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock

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Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	ELIGIBILITY.

(a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

(b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to the Director: (1) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (2) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

(c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than

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eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

(c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash at the time the option is exercised, or (2) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (a) by delivery to the Company of other common stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person.

(e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty-percent (20%) per year of the total number of shares subject to the Option. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option only within the period ending on the earlier of (i) the date thirty (30) days after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (or such later date specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

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(g) Disability of Optionee. In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s disability, the Optionee may exercise his or her Option only within the period ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(h) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(i) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate provided, however, that the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted and such right shall be exercised within ninety (90) days of termination of employment for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock’s Fair Market Value if the original purchase price is less than the stock’s Fair Market Value.

7.	TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

(a) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock’s Fair Market Value on the date such award is made. In the case of any purchase made by holder who owns stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price shall be equal to 100% of the Fair Market Value of the stock purchased. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to

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a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(b) Transferability. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or by the laws of descent and distribution so long as stock awarded under such agreement remains subject to the terms of the agreement.

(c) Consideration. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

(d) Vesting. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

(e) Termination of Employment or Relationship as a Director or Consultant. In the event a Participant’s Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.	STOCK APPRECIATION RIGHTS.

(a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights to Employees or Directors of or Consultants to the Company or its Affiliates under the Plan. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to Section 16(b) of the Exchange Act (a “Section 16(b) Insider”), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

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(b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(i) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and if Tandem Stock Appreciation Rights are granted appurtenant to an Incentive Stock Option, they shall satisfy any applicable Treasury Regulations so as not to disqualify such Option as an Incentive Stock Option under the Code. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash in an amount equal to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the optionee is vested over (B) the aggregate exercise price payable for such vested shares.

(ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the Exercise Date) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

(iii) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right may be paid, in the discretion of the Board or the Committee, in cash, in shares of stock or in a combination of cash and stock. Any shares of stock so distributed shall be valued at fair market value on the date the Independent Right is exercised.

9.	CANCELLATION AND RE-GRANT OF OPTIONS.

The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options and/or Stock Appreciation Rights, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) the cancellation of any outstanding Options and/or any Stock Appreciation Rights

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under the Plan and the grant in substitution therefore of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% stockholder (as described in subsection 5(c)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date.

10.	COVENANTS OF THE COMPANY.

(a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Awards or any stock issued or issuable pursuant to any such Stock Awards. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.	USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.	MISCELLANEOUS.

(a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

(b) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant, Optionee or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

(c) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which

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exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(d) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred under subsection 6(d) or 7(b), as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising or acquiring stock under the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of stock.

(e) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

(f) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company’s fiscal years during the Option term, (i) a balance sheet and income statement for the preceding year; and (ii) any other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the bylaws of the Company.

(g) Any stock of the Company that is received by an Optionee upon exercise of an Option or that is purchased pursuant to this Plan by any Employee, Director or Consultant shall be subject to that certain right of first refusal contained in the Company’s bylaws.

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13.	ADJUSTMENTS UPON CHANGES IN STOCK.

(a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards.

(b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation, or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (any such transaction referred to as an “Acquisition”), then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then such stock Awards shall accelerate and become fully vested and must be exercised prior to the event. If at any time during the 18-month period following the completion of an Acquisition, an employee of the Company that is a Vice President or more senior employee at the time of the Acquisition is constructively terminated, then the Stock Awards held by that employee, or the assumed or any substituted Stock Awards provided by an acquiror, shall accelerate and become fully vested. In addition, if during such 18-month period an employee of the Company that is a Director-level or more senior employee, but less senior than Vice President-level, is constructively terminated, then the Stock Awards held by that employee, or the assumed or any substituted Stock Awards provided by an acquiror, shall accelerate 12 months in vesting on the unvested Stock Awards as of the time of the event. For these purposes, “constructive termination” will mean any permanent and material demotion in the primary responsibilities of the affected employee. In the event of a dissolution or liquidation of the Company, any Stock Awards outstanding under the Plan shall terminate if not exercised prior to such event.

14.	AMENDMENT OF THE PLAN.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the holders of a majority of the outstanding voting shares of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan;

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(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

(b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

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(c) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 16, 2007, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within twelve (12) months of the adoption of the Plan by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California. Pursuant to the above requirements, the Plan became effective on June 16, 1997.

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GRANT NO. «GrantNumber»

3WARE, INC.

INCENTIVE STOCK OPTION GRANT AGREEMENT

Name:	«Name»
Number of Shares:	«NumberofShares»
Vesting Commencement Date:	«VestingCommencementDate»
Grant Date:	«GrantDate»
Exercise Price:	$0.15 per share

3WARE, INC., a California corporation (the “Company”), has granted to «Name» (the “Optionee”), an option (the “Option”) to purchase a total of «NumberofShares» shares of Common Stock (the “Shares”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Amended and Restated 1997 Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

1. NATURE OF THE OPTION. This Option is intended by the Company and the Optionee as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and all references to the Option granted in connection with this Agreement shall be treated as references to this incentive stock option.

2. EXERCISE PRICE. The exercise price is $0.15 for each share of Common Stock.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a) Right to Exercise.

(1) Subject to subsections 3(a)(2), 3(a)(3) and 3(a)(4) below, this Option shall vest and become exercisable cumulatively over four (4) years in the following manner: twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month for thereaftter.

(2) This Option may not be exercised for a fraction of a share.

(3) In the event of Optionee’s death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Section 6 of the Plan.

(4) Notwithstanding the foregoing, this Option may be exercised, at the election of the Optionee, as to all or any part of the shares subject to this Option at any time during the Optionee’s employment with the Company, including a time prior to the date of earliest exercise provided in subsection 3(a)(1); provided, however, that:

(i) A partial exercise of this Option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

(ii) Any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the form Early Exercise Stock Purchase Agreement provided by the Company;

(iii) The Optionee shall enter into an Early Exercise Stock Purchase Agreement in the form provided by the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred;

(iv) This Option shall not be exercisable under this subsection 3(a)(4) to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted the Optionee by the Company or any affiliate (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000; and

(v) The election provided in this subsection 3(a)(4) to purchase shares upon the exercise of this Option prior to the vesting dates shall cease upon termination of the Optionee’s employment with the Company or an affiliate thereof and may not be exercised after the date thereof.

(5) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 8 below.

(b) Method of Exercise. This Option shall be exercisable by written notice, in the form attached hereto as Exhibit A, which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4. OPTIONEE’S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company Optionee’s Investment Representation statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation statement.

5. METHOD OF PAYMENT. Payment of the exercise price shall be, at the election of the Board, by check or surrender of other shares of Common Stock of the Company which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (ii) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by an applicable law or regulation.

7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. TERM OF OPTION. This option may not be exercised more than ten (10) years from the date of grant of this option, and may be exercised during such term only in accordance with the Plan and the terms of this option.

9. TAX WITHHOLDING. The Company may require the Optionee to make a cost-payment or enter into an arrangement providing for the payment by the Optionee to the Company for any tax withholding obligation of the Company arising by reason of (i) the exercise of this Option; (ii) the lapse of any substantial risk of forfeiture to which the Shares are subject of the time of exercise; of (iii) the disposition of Shares acquired upon such exercise. Optionee understands that, upon exercise of this option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. To the extent authorized by the Board in its sole discretion, Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock or other securities of the Company which are acquired upon exercise of the Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by Optionee to the Company at the time of exercise of the Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of the Option from amounts payable to such person; provided however, that Section 16 of the Securities Exchange Act of 1934, as amended, shall apply to taxes due upon exercise.

Any securities so withheld or tendered will be valued by the Company as of the day of exercise.

10. RIGHT OF FIRST REFUSAL. Optionee understands and acknowledges that any Shares received under this Option are subject to the Company’s right of first refusal as set forth in the Company’s Bylaws.

11. LOCK-UP. Optionee agrees, in connection with the Company’s initial underwritten public offering of the Company’s securities, (i) not to sell, make a short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Shares (other than those Shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for one hundred eighty (180) days from the effective date of such registration, and (ii) Optionee agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

12. NOTIFICATION OF DISPOSITION. Optionee agrees to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of this Option that occurs within two (2) years after the date of this Option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this Option.

3WARE, INC. A CALIFORNIA CORPORATION

By:

Name:

Title:

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY WITH THE COMPANY’S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:

«Name», Optionee «Address» «CityStateZip»

GRANT NO. «GrantNumber»

Exhibit A

NOTICE OF EXERCISE AND

INVESTMENT REPRESENTATION

3ware, Inc. 701 Middlefield Road Suite 300 Mountain View, CA 94043	Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one)	Incentive ☒ Supplemental ☐

Stock Option dated:	«GrantDate»

Number of shares as to which Option is exercised:	___________________________

Certificates to be issued in name of:	___________________________

Total exercise price:	$__________________________

Cash payment delivered herewith:	$__________________________

Promissory note delivered herewith:	$__________________________

Value of ______ shares of ______________ common stock delivered herewith[1]:	$__________________________

[1]	Shares must meet the public trading requirements set forth in the Option. Shares must be valued in accordance with the terms of the Option being exercised, must have been owned for the minimum period required in the Option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Amended and Restated 1997 Stock Option Plan (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this Option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this Option that occurs within two (2) years after the date of grant of this Option or within one (1) year after such shares of Common Stock are issued upon exercise of this Option.

I hereby make the following certifications and representations with respect to the number of Shares, which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the Act, and are deemed to constitute “restricted securities” under Rule 701 and “control securities” under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the “Effective Date”) as may be requested by the Company or the representative of the underwriters; provided, however, that such restriction shall apply only if, on the Effective Date, I am an officer, director or owner of more than one percent (1%) of the outstanding securities of the Company. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

By:

Print Name:

[Signature Page to Exhibit A Notice of Exercise and Investment Representation]

GRANT NO. «GrantNumber»

3WARE, INC.

INCENTIVE STOCK OPTION GRANT AGREEMENT

Name:	«Name»
Number of Shares:	«NumberofShares»
Vesting Commencement Date:	«VestingCommencementDate»
Grant Date:	«GrantDate»
Exercise Price:	$0.15 per share

3WARE, INC., a California corporation (the “Company”), has granted to «Name» (the “Optionee”), an option (the “Option”) to purchase a total of «NumberofShares» shares of Common Stock (the “Shares”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Amended and Restated 1997 Stock Option Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

1. NATURE OF THE OPTION. This Option is intended by the Company and the Optionee as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and all references to the Option granted in connection with this Agreement shall be treated as references to this incentive stock option.

2. EXERCISE PRICE. The exercise price is $0.15 for each share of Common Stock.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a) Right to Exercise.

(1) Subject to subsections 3(a)(2), 3(a)(3) and 3(a)(4) below, this Option shall vest and become exercisable cumulatively over four (4) years in the following manner: twenty-five percent (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter.

(2) This Option may not be exercised for a fraction of a share.

(3) In the event of Optionee’s death, disability or other termination of the employment or consulting relationship, the exercisability of the Option is governed by Section 6 of the Plan.

(4) Notwithstanding the foregoing, this Option may be exercised, at the election of the Optionee, as to all or any part of the Shares subject to this Option at any time during the Optionee’s employment with the Company, including a time prior to the date of earliest exercise provided in subsection 3(a)(1); provided, however, that:

(i) A partial exercise of this Option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares;

(ii) Any Shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the form Early Exercise Stock Purchase Agreement provided by the Company;

(iii) The Optionee shall enter into an Early Exercise Stock Purchase Agreement in the form provided by the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred;

(iv) This Option shall not be exercisable under this subsection 3(a)(4) to the extent such exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted to the Optionee by the Company or any affiliate (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000; and

(v) The election provided in this subsection 3(a)(4) to purchase Shares upon the exercise of this Option prior to the vesting dates shall cease upon termination of the Optionee’s employment with the Company or an affiliate thereof and may not be exercised after the date thereof.

(5) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 8 below.

(b) Method of Exercise. This Option shall be exercisable by written notice, in the form attached hereto as Exhibit A, which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4. OPTIONEE’S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company Optionee’s investment representation statement in the form attached hereto as Exhibit A.

5. METHOD OF PAYMENT. Payment of the exercise price shall be, at the election of the Board, by check or surrender of other shares of Common Stock of the Company which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (ii) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by an applicable law or regulation.

7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

9. TAX WITHHOLDING. The Company may require the Optionee to make a cost-payment or enter into an arrangement providing for the payment by the Optionee to the Company for any tax withholding obligation of the Company arising by reason of (i) the exercise of this Option; (ii) the lapse of any substantial risk of forfeiture to which the Shares are subject of the time of exercise; or (iii) the disposition of Shares acquired upon such exercise. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. To the extent authorized by the Board in its sole discretion, Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock or other securities of the Company which are acquired upon exercise of the Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by Optionee to the Company at the time of exercise of the Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of the Option from amounts payable to such person; provided however, that Section 16 of the Securities Exchange Act of 1934, as amended, shall apply to taxes due upon exercise.

Any securities so withheld or tendered will be valued by the Company as of the day of exercise.

10. RIGHT OF FIRST REFUSAL. Optionee understands and acknowledges that any Shares received under this Option are subject to the Company’s right of first refusal as set forth in the Company’s Bylaws.

11. LOCK-UP. Optionee agrees, in connection with the Company’s initial underwritten public offering of the Company’s securities, (i) not to sell, make a short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Shares (other than those Shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for one hundred eighty (180) days from the effective date of such registration, and (ii) Optionee agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

12. NOTIFICATION OF DISPOSITION. Optionee agrees to notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this Option that occurs within two (2) years after the date of this Option grant or within one (1) year after such shares of Common Stock are transferred upon exercise of this Option.

3WARE, INC. A CALIFORNIA CORPORATION

By:

Name:

Title:

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY OR THE COMPANY’S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	OPTIONEE

«Name» «Address» «CityStateZip»

GRANT NO. «GrantNumber»

Exhibit A

NOTICE OF EXERCISE AND

INVESTMENT REPRESENTATION

3ware, Inc.
701 Middlefield Road	Date of Exercise: ________________
Suite 300
Mountain View, CA 94043

Ladies and Gentlemen:

This constitutes notice under my Option that I elect to purchase the number of Shares for the price set forth below.

Type of Option (check one)	Incentive ☒ Supplemental ☐

Stock Option dated:	«GrantDate»

Number of shares as to which Option is exercised:	___________________________

Certificates to be issued in name of:	___________________________

Total exercise price:	$__________________________

Cash payment delivered herewith:	$__________________________

Promissory note delivered herewith:	$__________________________

Value of ______ shares of ______________ Common Stock delivered herewith[1]:	$__________________________

[1]	Shares must meet the public trading requirements set forth in the Option. Shares must be valued in accordance with the terms of the Option being exercised, must have been owned for the minimum period required in the Option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Amended and Restated 1997 Stock Option Plan (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this Option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this Option that occurs within two (2) years after the date of grant of this Option or within one (1) year after such shares of Common Stock are issued upon exercise of this Option.

I hereby make the following certifications and representations with respect to the number of Shares, which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and are deemed to constitute “restricted securities” under Rule 701 and “control securities” under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the “Effective Date”) as may be requested by the Company or the representative of the underwriters; provided, however, that such restriction shall apply only if, on the Effective Date, I am an officer, director or owner of more than one percent (1%) of the outstanding securities of the Company. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

By:

Print Name:

[Signature Page to Exhibit A Notice of Exercise and Investment Representation]

GRANT NO. ___

3WARE, INC.

SUPPLEMENTAL STOCK OPTION AGREEMENT

Name:	_________________________
Number of Shares:	_________________________
Vesting Commencement Date:	_________________________
Grant Date:	_________________________
Exercise Price:	_________________________

3WARE, INC., a California corporation (the “Company”), has granted to                      (the “Optionee”), an option (the “Option”) to purchase a total of                      shares of Common Stock (the “Shares”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Amended and Restated 1997 Stock Option Plan adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

1. NATURE OF THE OPTION. This Option is not intended by the Company and the Optionee and will not be treated as an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2. EXERCISE PRICE. The exercise price is              for each share of Common Stock.

3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a) Right to Exercise.

(1) Subject to subsections 3(a)(2), 3(a)(3) and 3(a)(4) below, this Option shall vest and become exercisable cumulatively over four (4) years in the following manner: one fourth (25%) of the Shares (or             Shares) subject to the Option shall vest and become exercisable on the date twelve (12) months after the Vesting Commencement Date, and thereafter,             Shares subject to the Option shall vest at the end of each calendar month for 35 months, and             Shares shall vest at the end of the 36th month.

(2) This Option may not be exercised for a fraction of a share.

(3) In the event of Optionee’s death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Section 6 of the Plan.

(4) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 8 below.

(ii) Method of Exercise. This Option shall be exercisable by written notice, in the form attached hereto as Exhibit A, which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

4. OPTIONEE’S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company Optionee’s Investment Representation statement in the form attached hereto as Exhibit A, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation statement.

5. METHOD OF PAYMENT. Payment of the exercise price shall be at the election of the Board, check or surrender of other shares of Common Stock of the Company which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (ii) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by an applicable law or regulation.

7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. TERM OF OPTION. This option may not be exercised more than ten (10) years from the date of grant of this option, and may be exercised during such term only in accordance with the Plan and the terms of this option.

9. TAX WITHHOLDING. The Company may require the Optionee to make a cost-payment or enter into an arrangement providing for the payment by the Optionee to the Company for any tax withholding obligation of the Company arising by reason of (i) the exercise of this Option; (ii) the lapse of any substantial risk of forfeiture to which the Shares are subject to at the time of exercise; of (iii) the disposition of Shares acquired upon such exercise. Optionee understands that, upon exercise of this option, he will recognize income for tax purposes in an

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amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. To the extent authorized by the Board in its sole discretion, Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Common Stock or other securities of the Company which are acquired upon exercise of the Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by Optionee to the Company at the time of exercise of the Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of the Option from amounts payable to such person; provided however, that Section 16 of the Securities Exchange Act of 1934, as amended, shall apply to taxes due upon exercise.

Any securities so withheld or tendered will be valued by the Company as of the day of exercise.

10. RIGHT OF FIRST REFUSAL. Optionee understands and acknowledges that any Shares received under this Option are subject to the Company’s right of first refusal as set forth in the Company’s Bylaws.

11. LOCK-UP. Optionee agrees, in connection with the Company’s initial underwritten public offering of the Company’s securities, (i) not to sell, make a short sale of, loan, grant any options for the purchase of, or otherwise dispose of any Shares (other than those Shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company’s securities for one hundred eighty (180) days from the effective date of such registration, and (ii) Optionee agrees to execute any agreement reflecting (i) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

3WARE, INC.
A CALIFORNIA CORPORATION

By:

Name:

Title:

3.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY WITH THE COMPANY’S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:

By:

___________, Optionee

Title:

Business Address:

4.

Exhibit A

NOTICE OF EXERCISE AND

INVESTMENT REPRESENTATION

3ware, Inc.
701 Middlefield Road	Date of Exercise:
Suite 300
Mountain View, CA 94043

Ladies and Gentlemen:

This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

Type of option (check one)	Incentive ☒ Supplemental ☐

Stock Option dated:	______________________

Number of shares as to which Option is exercised:	______________________

Certificates to be issued in name of:	______________________

Total exercise price:	$_____________________

Cash payment delivered herewith:	$_____________________

Promissory note delivered herewith:	$_____________________

Value of shares of common stock delivered herewith[1]:	$_____________________

[1]	Shares must meet the public trading requirements set forth in the Option. Shares must be valued in accordance with the terms of the Option being exercised, must have been owned for the minimum period required in the Option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

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By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Amended and Restated 1997 Stock Option Plan (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this Option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this Option that occurs within two (2) years after the date of grant of this Option or within one (1) year after such shares of Common Stock are issued upon exercise of this Option.

I hereby make the following certifications and representations with respect to the number of Shares, which are being acquired by me for my own account upon exercise of the Option as set forth above:

I acknowledge that the Shares have not been registered under the Act, and are deemed to constitute “restricted securities” under Rule 701 and “control securities” under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Articles of Incorporation, Bylaws and/or applicable securities laws.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act (the “Effective Date”) as may be requested by the Company or the representative of the underwriters; provided, however, that such restriction shall apply only if, on the Effective Date, I am an officer, director or owner of more than one percent (1%) of the outstanding securities of the Company. For purposes of this restriction I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree

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that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

By:

Print Name:

3.

STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE

TITLE 10. Investment - Chapter 3. Commissioner of Corporations

260.141.11: RESTRICTION ON TRANSFER.

(a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

(b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

(1)	to the issuer;

(2)	pursuant to the order or process of any court;

(3)	to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

(4)	to the transferor’s ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor’s ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee’s ancestors, descendants or spouse;

(5)	to holders of securities of the same class of the same issuer;

(6)	by way of gift or donation inter vivos or on death;

(7)	by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

(8)	to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

(9)	if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner’s written consent is obtained or under this rule not required;

(10)	by way of a sale qualified under Sections 25111, 25112. 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section

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25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

(11)	by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

(12)	by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

(13)	between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

(14)	to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

(15)	by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

(16)	by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

(17)	by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

(c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

“IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER’S RULES.”

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